UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — August 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam PanAgora Risk Parity Fund

Annual report
8 | 31 | 19

Putnam PanAgora funds pursue systematic, rule-based strategies that combine cutting-edge quantitative techniques with fundamental investment insights.

FUND SYMBOL
CLASS A
PPRPX

Putnam PanAgora
Risk Parity
Fund

Annual report
8 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 14, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI, 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI.

This comparison shows your fund’s performance in the context of broad market indexes for the 12-months ended 8/31/19. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 PanAgora Risk Parity Fund

Please review global market performance, beginning with equities.

Equity markets experienced the effects of the trade war at the beginning and end of the 12-month reporting period that concluded August 31, 2019. Both developed- and emerging-market equities declined as calendar-year 2018 ended. Equity prices plunged. Concerns about future growth in global GDP [gross domestic product] and the trade conflict between the United States and China contributed to the decline. However, as 2019 began, global equities rebounded and experienced strong performance over the first half of the year, recovering much of the losses of 2018. Performance improved in all regions, reflecting expectation that the United States and China would reach a favorable trade deal. Dovish signals from the U.S. Federal Reserve provided further support to the broad asset class rally.

This tranquility came to an abrupt halt in early August 2019 after a re-escalation of the U.S.–China trade war along with a U.S. yield curve inversion. Stocks fell sharply after U.S. President Donald Trump suggested an additional 10% tariff on Chinese imports and accused China of manipulating its currency. U.S. equities continued to decline after the 10-year Treasury note traded at a lower yield than the 2-year

PanAgora Risk Parity Fund 3

The table shows the fund’s total exposures as a percentage of the fund’s net assets as of 8/31/19. Allocations will not total 100% because the table reflects the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Treasury note. In previous economic cycles, such an inversion has been an early indicator of an upcoming economic recession.

International developed- and emerging-market equities also declined toward the end of the reporting period. Weakening economic data in the European Union and political uncertainties in the United Kingdom and Italy weighed on investor sentiment, in our view. In China, economic indicators reported for July 2019 were worse than expected as monthly retail sales and industrial output growth rates slowed. U.S. large-cap equities finished the reporting period in positive territory and outperformed U.S. small-cap stocks. The S&P 500 and Russell 2000 indices posted returns of 2.92% and –12.89%, respectively, over the 12-month reporting period. International developed markets fared somewhat better than the emerging markets. The MSCI World ex-U.S. Index [ND] posted a return of –2.90% compared with –4.36% for the MSCI Emerging Markets Index [ND] over the 12-month reporting period.

How did fixed-income markets perform?

Bonds rallied considerably at the end of 2018 as risk aversion returned to the marketplace. Heightened fears of a global economic slowdown, falling crude oil prices, and a partial U.S. government shutdown were contributing factors. The demand for safer assets continued well into 2019 despite the rally in global equities. Fixed-income assets rallied even more in the late summer of 2019. We believe this was due to a re-escalation of the U.S.–China trade war and fears of a weakening global economy, which helped drive bond prices higher and yields lower. Volatility also had an effect on U.S. term structure. The yield spread between the 2-year and 10-year notes turned negative for the first time since December 2005. The yield on the 30-year bond hit an all-time low of 1.94% at the end of August 2019. The 2-year/10-year inversion of the yield curve has preceded the past five recessions going back more than 40 years.

Across the Atlantic, yields for developed-market government debt continued to drop, and even set new all-time lows. In addition to the trade war, geopolitical risks contributed to investor risk aversion. These risks included the growing prospects of a no-deal Brexit and the collapse of Italy’s government. The Bloomberg Barclays U.S. Treasury and the FTSE World Government Bond Index ex-U.S. [Hedged] indices both notably posted double-digit positive performance over the reporting period. These indices gained

4 PanAgora Risk Parity Fund

10.38% and 12.86%, respectively, for the 12-months ended August 31, 2019.

Let’s turn to commodity markets, the third source of the fund’s asset class diversification. How did they perform?

Commodity prices plummeted toward the end of 2018. Energy commodities led the decline. However, commodities rebounded at the start of 2019. The asset class later experienced an increase in price volatility during May and August. After reaching a year-to-date peak of $66 per barrel in April 2019, the price of crude oil sank to around $56. In our view, the price fell as the U.S.–China trade war became a drag on global economic growth. Livestock and agricultural commodities also finished the 12-month reporting period on the decline. The flight to safer assets toward the end of the period was beneficial for precious metals, including silver, while industrial metals were roughly flat. The S&P Goldman Sachs Commodity Index, which is heavily weighted toward energy, declined 14.52%. The more balanced Bloomberg Commodity Index declined 5.89% for the reporting period.

What fund holdings added to performance? Which holdings subtracted from returns?

On an absolute performance basis, Putnam PanAgora Risk Parity Fund generated a positive return of 13.45%, before sales charge. At the asset class level, nominal fixed income was the biggest contributor to positive fund performance for the reporting period. In contrast, exposure to equities and inflation-protected assets detracted. Within nominal fixed income, the fund benefited from its risk-balanced exposure to international government debt, which was the top contributing sub-asset class.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to gain exposure to different asset classes, or to gain exposure to different areas of risk.

For example, the fund’s managers might use futures contracts to gain exposure to equity securities, fixed-income securities, or commodities. These asset classes offer different return potential and exposure to different investment risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. PanAgora monitors the counterparty risks we assume. For example, PanAgora often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

PanAgora Risk Parity Fund 5

Exposure to U.S. government debt also contributed positively and was the second largest contributor to performance. Within equities, the fund’s positive contribution from U.S. large-cap and international developed-market equities was offset by the negative return contribution from U.S. small-cap and emerging-market equities. Lastly, in terms of inflation-protected assets, the fund’s exposure to commodities detracted from absolute performance for the reporting period.

On a relative performance basis, the fund outperformed its blended benchmark, which returned 9.83% for the reporting period. The blended benchmark is composed of 35% the MSCI ACWI, 50% the Bloomberg Barclays U.S. Long Treasury Index, and 15% the S&P GSCI. The fund’s risk-balanced allocation to nominal fixed income significantly outperformed that of the blended benchmark, as did the fund’s more balanced exposure to commodities. On the other hand, the fund’s risk-balanced exposure to equities underperformed relative to the capitalization-weighted equity component of the blended benchmark.

How did the fund use derivatives in the period?

We used futures in an effort to gain exposure to equities, fixed-income securities, and commodities.

As the fund enters a new fiscal year, what is your outlook and strategy?

Putnam PanAgora Risk Parity Fund seeks total return using a systematic multi-asset investing approach. A combination of better strategic asset allocation and tactical portfolio management are the key features of the strategy. At the end of the period, the fund was positioned with an overweight position to equities and an underweight position to inflation-protected assets [commodities]. The nominal fixed-income weighting remained in line with the fund’s strategic [long-term] risk targets. Within equities, we favor U.S. large-cap and emerging-market equities over U.S. small-cap and international developed markets. Within nominal fixed income, we favor international government debt at the expense of U.S. government debt. As the markets evolve, our team will continue to monitor and manage the fund through systematic portfolio rebalancing, targeting constant volatility [a form of risk management], dynamic risk allocation, and risk diversification.

Thank you, Edward and Bryan, for your time and insights today.

Past performance is not a guarantee of future results. The opinions expressed in this article represent the current, good-faith views of the author(s) at the time of publication, are provided for limited purposes, are not definitive investment advice, and should not be relied on as such. The information presented in this article has been developed internally and/or obtained from sources believed to be reliable; however, PanAgora Asset Management, Inc. (PanAgora) does not guarantee the accuracy, adequacy, or completeness of such information. Predictions, opinions, and other information contained in this article are subject to change continually and without notice of any kind and may no longer be true after the date indicated. As with any investment there is a potential for profit as well as the possibility of loss.

Any forward-looking statements speak only as of the date they are made, and PanAgora assumes no duty to and does not undertake to update forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements. This material is directed exclusively at investment professionals. Any investments to which this material relates are available only to or will be engaged in only with investment professionals.

6 PanAgora Risk Parity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/19

	Life of fund	Annual average	1 year
Class A (9/20/17)
Before sales charge	14.26%	7.08%	13.45%
After sales charge	7.69	3.88	6.93
Class B (9/20/17)
Before CDSC	12.60	6.28	12.59
After CDSC	8.60	4.32	7.59
Class C (9/20/17)
Before CDSC	12.61	6.28	12.60
After CDSC	12.61	6.28	11.60
Class M (9/20/17)
Before sales charge	13.14	6.54	12.79
After sales charge	9.18	4.61	8.85
Class R (9/20/17)
Net asset value	13.66	6.79	13.09
Class R6 (9/20/17)
Net asset value	14.76	7.32	13.61
Class Y (9/20/17)
Net asset value	14.76	7.32	13.61

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

PanAgora Risk Parity Fund 7

Comparative index returns For periods ended 8/31/19

	Life of fund	Annual average	1 year
Putnam PanAgora Risk Parity
Blended Benchmark*	15.89%	7.86%	9.83%
Lipper Alternative Global Macro
Funds category average†	4.49	2.24	2.33

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI, 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI.

† Over the 1-year and life-of-fund periods ended 8/31/19, there were 222 and 218 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,260 ($10,860 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $11,261, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,918. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,366, $11,476 and $11,476, respectively.

8 PanAgora Risk Parity Fund

Fund price and distribution information For the 12-month period ended 8/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		—	1	1		1	1	1
Income	$0.070		—	$0.009	$0.020		$0.046	$0.094	$0.094
Capital gains	—		—	—	—		—	—	—
Total	$0.070		—	$0.009	$0.020		$0.046	$0.094	$0.094
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
8/31/18	$10.00	$10.61	$9.93	$9.93	$9.96	$10.32	$9.98	$10.03	$10.03
8/31/19	11.26	11.95	11.18	11.17	11.21	11.62	11.23	11.28	11.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Life of fund	Annual average	1 year
Class A (9/20/17)
Before sales charge	13.96%	6.65%	14.76%
After sales charge	7.40	3.58	8.16
Class B (9/20/17)
Before CDSC	12.20	5.83	13.91
After CDSC	9.20	4.43	8.91
Class C (9/20/17)
Before CDSC	12.31	5.88	14.02
After CDSC	12.31	5.88	13.02
Class M (9/20/17)
Before sales charge	12.84	6.13	14.21
After sales charge	8.89	4.29	10.21
Class R (9/20/17)
Net asset value	13.36	6.37	14.50
Class R6 (9/20/17)
Net asset value	14.45	6.88	15.02
Class Y (9/20/17)
Net asset value	14.45	6.88	15.02

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

PanAgora Risk Parity Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/18*†	1.37%	2.12%	2.12%	1.87%	1.62%	1.13%	1.12%
Total annual operating expenses for the
fiscal year ended 8/31/18*	1.87%	2.62%	2.62%	2.37%	2.12%	1.63%	1.62%
Annualized expense ratio for the
six-month period ended 8/31/19‡	1.24%	1.99%	1.99%	1.74%	1.49%	1.00%	0.99%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the consolidated financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.13%, which is not included in the consolidated financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Includes management fee payable to Putnam Investment Management, LLC (“Putnam Management”) by the fund’s wholly-owned subsidiary. The management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary. Other expenses have been annualized.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/19.

‡ Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the consolidated financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/19 to 8/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.62	$10.60	$10.60	$9.27	$7.94	$5.34	$5.28
Ending value (after expenses)	$1,118.20	$1,113.50	$1,112.50	$1,114.30	$1,115.20	$1,117.90	$1,117.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 PanAgora Risk Parity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/19, use the following calculation method. To find the value of your investment on 3/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.31	$10.11	$10.11	$8.84	$7.58	$5.09	$5.04
Ending value (after expenses)	$1,018.95	$1,015.17	$1,015.17	$1,016.43	$1,017.69	$1,020.16	$1,020.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

PanAgora Risk Parity Fund 11

Consider these risks before investing

There can be no assurance that a “risk parity” approach will achieve any particular level of return or will, in fact, reduce volatility or potential loss. The fund’s allocation of assets may hurt performance, and efforts to diversify risk through the use of leverage may be unsuccessful. Quantitative models or data may be incorrect or incomplete, and reliance on those models or data may not produce the desired results. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector.

These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Bond investments in which the fund invests (or has exposure to) are subject to interest-rate risk and credit risk. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. The value of inflation-protected securities generally declines during periods of rising real interest rates, and, when real interest rates rise faster than nominal interest rates, inflation-indexed bonds to which the fund is exposed may experience greater losses than other fixed income securities with similar durations. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. Risks associated with derivatives (including “short” derivatives) include losses caused by unexpected market movements (which are potentially unlimited), imperfect correlation between the price of the derivative and the price of the underlying asset, increased investment exposure (which may be considered leverage), the potential inability to terminate or sell derivatives positions, the potential need to sell securities at disadvantageous times to meet margin or segregation requirements, the potential inability to recover margin or other amounts deposited from a counterparty, and the potential failure of the other party to the instrument to meet its obligations.

Leveraging can result in volatility in the fund’s performance and losses in excess of the amounts invested. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund invests in (or provides exposure to) fewer issuers or makes large investments in (or provides large amounts of exposure to) a small number of issuers and involves more risk than a fund that invests more broadly. By investing in open-end or closed-end investment companies and ETFs, the fund is indirectly exposed to the risks associated with direct ownership of the securities held by those investment companies or ETFs. By investing in a subsidiary, the fund is indirectly exposed to the risks associated with the subsidiary’s investments. You can lose money by investing in the fund.

12 PanAgora Risk Parity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. Long Treasury Index is an unmanaged index of all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are investment-grade rated, and have $250 million or more of outstanding face value.

Bloomberg Barclays U.S. Treasury Index is an unmanaged index of U.S.-dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Bloomberg Commodity Index is a broadly diversified index that measures the prices of commodities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

FTSE World Government Bond Index (WGBI) ex-U.S. (Hedged) is an unmanaged index that

PanAgora Risk Parity Fund 13

represents the world bond market, excluding the United States.

MSCI ACWI (All Country World Index) (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Net dividends (ND) reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Net dividends (ND) reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World ex-U.S. Index (ND) is an unmanaged index of equity securities from developed countries, excluding the United States. Net dividends (ND) reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam PanAgora Risk Parity Blended Benchmark is an unmanaged index administered by Putnam Management, 35% of which is the MSCI ACWI, 50% of which is the Bloomberg Barclays U.S. Long Treasury Index, and 15% of which is the S&P GSCI.

Russell 2000 Index is an unmanaged index of 2,000 small companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 PanAgora Risk Parity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2019, Putnam employees had approximately $470,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

PanAgora Risk Parity Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 PanAgora Risk Parity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-advisory contract with respect to your fund between Putnam Management and its affiliate, PanAgora Asset Management, Inc. (“PanAgora”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and PanAgora furnish specified information, together with any additional information that Putnam Management and PanAgora considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management and PanAgora provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract (as well as the management and sub-advisory contracts of its wholly-owned subsidiary) and the approval of an amended and restated sub-advisory contract with respect to your fund between Putnam Management and PanAgora, effective July 1, 2019. In considering whether to approve the amended and restated sub-advisory contract, the Trustees noted that the amended and restated sub-advisory contract differed in substance from the existing sub-advisory contract only in that the amended and restated sub-advisory contract provided that PanAgora may voluntarily waive all or a portion of its sub-advisory fees on written notice to Putnam Management.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management and PanAgora in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management and PanAgora of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

PanAgora Risk Parity Fund 17

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management of all open-end funds sponsored by Putnam Management for which PanAgora acts as sub-adviser increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders, Putnam Management and PanAgora.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least December 30, 2020. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-advisory contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and PanAgora from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For

18 PanAgora Risk Parity Fund

each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees also reviewed the costs incurred by PanAgora in providing its services under the sub-advisory contract and the resulting profitability to it in respect of your fund. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders, Putnam Management and PanAgora of such economies of scale as may exist in the management of the fund at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates (including PanAgora) to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered differences between the services that Putnam Management and PanAgora provide to the Putnam funds and those that they provide to their other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management, and the quality of services provided by Putnam Management with respect to your fund, represented major factors in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. With respect to its review of PanAgora’s investment process and your fund’s investment performance, the Contract Committee, along with other members of the Board, met with a portfolio manager of your fund to review, among other items, the fund’s investment strategy, performance attribution, risks and outlook.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the

PanAgora Risk Parity Fund 19

factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the third quartile of its Lipper peer group (Lipper Alternative Global Macro Funds) for the one-year period ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2018, there were 260 funds in your fund’s Lipper peer group. The Trustees considered that your fund was launched in September 2017 and that its performance track record was somewhat limited. The Trustees will continue to closely monitor your fund and its investment performance in the coming year. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management and PanAgora may receive in connection with the services they provide under the management and sub-advisory contracts with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to PanAgora in managing the assets of the fund and of other clients. Subject to policies approved by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance PanAgora’s investment capabilities and supplement PanAgora’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 PanAgora Risk Parity Fund

Audited consolidated financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited consolidated financial statements.

The fund’s consolidated portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Consolidated statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Consolidated statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Consolidated statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Consolidated statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Consolidated financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

PanAgora Risk Parity Fund 21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam PanAgora Risk Parity Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the fund’s consolidated portfolio, of Putnam PanAgora Risk Parity Fund and its subsidiary (one of the funds constituting Putnam Investment Funds, referred to hereafter as the “Fund”) as of August 31, 2019, the related consolidated statement of operations for the year ended August 31, 2019, and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended August 31, 2019 and for the period September 20, 2017 (commencement of operations) through August 31, 2018 including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of their operations for the year ended August 31, 2019, and the changes in their net assets and the consolidated financial highlights for the year ended August 31, 2019 and for the period September 20, 2017 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 14, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 PanAgora Risk Parity Fund

The fund’s consolidated portfolio 8/31/19

INVESTMENT COMPANIES (33.4%)*	Shares	Value
State Street Institutional Treasury Plus Money Market Fund P	11,717,862	$11,717,862
State Street Institutional U.S. Government Money Market Fund ΩΩ P	404,551	404,551
Total investment companies (cost $12,122,413)		$12,122,413

SHORT-TERM INVESTMENTS (65.9%)*	Principal amount	Value
U.S. Treasury Bills 2.051%, 12/19/19 # ΩΩ	$24,035,000	$23,899,876
Total short-term investments (cost $23,887,089)		$23,899,876

TOTAL INVESTMENTS
Total investments (cost $36,009,502)	$36,022,289

Notes to the fund’s consolidated portfolio

Unless noted otherwise, the notes to the fund’s consolidated portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through August 31, 2019 (the reporting period). Within the following notes to the consolidated portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $36,244,723.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,526,373 and is included in Investments in securities on the Consolidated statement of assets and liabilities (Notes 1 and 9).

ΩΩ A portion of these holdings are held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary, valued at $3,024,737.

P A portion of these securities were purchased with cash that was pledged to the fund for collateral on certain futures contracts. Collateral at period end totaled $958,560 (Notes 1 and 9).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 8/31/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Amsterdam Exchange index (Long)	3	$368,930	$368,008	Sep-19	$17,118
Australian Government Treasury
Bond 10 yr (Long)	61	6,112,291	6,112,294	Sep-19	276,254
Bloomberg Commodity
Index (Long)##	533	4,104,335	4,109,430	Sep-19	(6,337)
Canadian Government Bond
10 yr (Long)	52	5,666,336	5,666,336	Dec-19	6,526
DAX Index (Long)	1	328,047	327,311	Sep-19	(9,591)
Euro-Bobl 5 yr (Long)	27	4,042,537	4,042,535	Sep-19	68,383
Euro-BTP Italian Government
Bond (Long)	16	2,555,247	2,555,246	Sep-19	294,937
Euro-Bund 10 yr (Long)	11	2,165,238	2,165,238	Sep-19	97,160
Euro-Buxl 30 yr (Long)	4	986,068	986,067	Sep-19	124,582
FTSE 100 Index (Long)	6	526,182	524,234	Sep-19	(15,085)
Hang Seng Index (Long)	3	492,157	489,962	Sep-19	(202)

PanAgora Risk Parity Fund 23

FUTURES CONTRACTS OUTSTANDING at 8/31/19 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
IBEX 35 Index (Long)	3	$290,575	$290,034	Sep-19	$9,289
Japanese Government Bond
10 yr (Long)	14	20,452,770	20,452,770	Sep-19	234,423
MSCI Emerging Markets Index (Long)	79	3,888,119	3,886,800	Sep-19	(125,619)
OMXS 30 Index (Long)	17	273,150	272,763	Sep-19	11,624
Russell 2000 Index E-Mini (Long)	32	2,391,743	2,390,720	Sep-19	(60,778)
S&P 500 Index E-Mini (Long)	45	6,584,535	6,580,800	Sep-19	39,226
S&P/TSX 60 Index (Long)	4	590,326	589,755	Sep-19	4,767
SPI 200 Index (Long)	5	555,950	553,155	Sep-19	8,072
Tokyo Price Index (Long)	3	426,938	426,413	Sep-19	(8,502)
U.K. Gilt 10 yr (Long)	33	5,391,933	5,391,931	Dec-19	52,339
U.S. Treasury Bond 30 yr (Long)	18	2,974,500	2,974,500	Dec-19	(8,107)
U.S. Treasury Note 2 yr (Long)	143	30,904,758	30,904,758	Dec-19	12,329
U.S. Treasury Note 5 yr (Long)	76	9,118,219	9,118,219	Dec-19	6,030
U.S. Treasury Note 10 yr (Long)	43	5,663,906	5,663,906	Dec-19	4,511
Unrealized appreciation					1,267,570
Unrealized (depreciation)					(234,221)
Total					$1,033,349

## Held by Putnam PanAgora Risk Parity Ltd., a wholly-owned and controlled subsidiary.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$12,122,413	$—	$—
Short-term investments	—	23,899,876	—
Totals by level	$12,122,413	$23,899,876	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$1,033,349	$—	$—
Totals by level	$1,033,349	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

24 PanAgora Risk Parity Fund

Consolidated statement of assets and liabilities 8/31/19

ASSETS
Investment in securities, at value, (Notes 1 and 9):
Unaffiliated issuers (identified cost $36,009,502)	$36,022,289
Cash	128,045
Interest and other receivables	21,153
Receivable for shares of the fund sold	24,967
Receivable from Manager (Note 2)	10,418
Receivable for variation margin on futures contracts (Note 1)	1,036,128
Prepaid assets	59,013
Total assets	37,302,013

LIABILITIES
Payable for custodian fees (Note 2)	6,748
Payable for investor servicing fees (Note 2)	2,328
Payable for Trustee compensation and expenses (Note 2)	408
Payable for administrative services (Note 2)	129
Payable for distribution fees (Note 2)	3,368
Payable for auditing and tax fees	61,310
Payable for variation margin on futures contracts (Note 1)	104
Deposits due to Broker	958,560
Other accrued expenses	24,335
Total liabilities	1,057,290

Net assets	$36,244,723

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$31,562,158
Total distributable earnings (Note 1)	4,682,565
Total — Representing net assets applicable to capital shares outstanding	$36,244,723

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($8,009,553 divided by 711,599 shares)	$11.26
Offering price per class A share (100/94.25 of $11.26)*	$11.95
Net asset value and offering price per class B share ($11,259 divided by 1,007 shares)**	$11.18
Net asset value and offering price per class C share ($14,974 divided by 1,340 shares)**	$11.17
Net asset value and redemption price per class M share ($11,315 divided by 1,009 shares)	$11.21
Offering price per class M share (100/96.50 of $11.21)*	$11.62
Net asset value, offering price and redemption price per class R share
($11,371 divided by 1,012 shares)†	$11.23
Net asset value, offering price and redemption price per class R6 share
($6,197,421 divided by 549,405 shares)	$11.28
Net asset value, offering price and redemption price per class Y share
($21,988,830 divided by 1,949,067 shares)	$11.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these consolidated financial statements.

PanAgora Risk Parity Fund 25

Consolidated statement of operations Year ended 8/31/19

INVESTMENT INCOME
Interest	$707,876
Total investment income	707,876

EXPENSES
Compensation of Manager (Note 2)	238,910
Investor servicing fees (Note 2)	12,683
Custodian fees (Note 2)	7,874
Trustee compensation and expenses (Note 2)	1,387
Distribution fees (Note 2)	18,408
Administrative services (Note 2)	954
Amortization of offering costs (Note 1)	17,751
Reports to shareholders	12,014
Auditing and tax fees	61,784
Blue sky expense	90,424
Other	23,363
Fees waived and reimbursed by Manager (Note 2)	(151,424)
Total expenses	334,128
Expense reduction (Note 2)	(1,436)
Net expenses	332,692

Net investment income	375,184

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Foreign currency transactions (Note 1)	6,089
Futures contracts (Note 1)	2,816,293
Total net realized gain	2,822,382
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	9,525
Assets and liabilities in foreign currencies	(38,875)
Futures contracts	1,076,112
Total change in net unrealized appreciation	1,046,762

Net gain on investments	3,869,144

Net increase in net assets resulting from operations	$4,244,328

The accompanying notes are an integral part of these consolidated financial statements.

26 PanAgora Risk Parity Fund

Consolidated statement of changes in net assets

		For the period 9/20/17
		(commencement of
INCREASE IN NET ASSETS	Year ended 8/31/19	operations) to 8/31/18
Operations
Net investment income	$375,184	$83,993
Net realized gain on investments
and foreign currency transactions	2,822,382	120,866
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	1,046,762	(38,726)
Net increase in net assets resulting from operations	4,244,328	166,133
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(49,377)	—
Class B	—	—
Class C	(12)	—
Class M	(20)	—
Class R	(46)	—
Class R6	(46,213)	—
Class Y	(178,761)	—
Net realized short-term gain on investments
Class A	—	(23,797)
Class B	—	(34)
Class C	—	(34)
Class M	—	(34)
Class R	—	(34)
Class R6	—	(12,015)
Class Y	—	(63,499)
From net realized long-term gain on investments
Class A	—	(26,550)
Class B	—	(38)
Class C	—	(38)
Class M	—	(38)
Class R	—	(38)
Class R6	—	(13,405)
Class Y	—	(70,848)
Increase from capital share transactions (Note 4)	1,341,253	23,977,840
Total increase in net assets	5,311,152	23,933,571

NET ASSETS
Beginning of year (Note 5)	30,933,571	7,000,000
End of year (Note 1)	$36,244,723	$30,933,571

The accompanying notes are an integral part of these consolidated financial statements.

PanAgora Risk Parity Fund 27

Consolidated financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
August 31, 2019	$10.00	.10	1.23	1.33	(.07)	—	(.07)	$11.26	13.45	$8,010	1.24	.99	—
August 31, 2018†	10.00	.01	.06	.07	—	(.07)	(.07)	10.00	.71*	7,053	1.18*	.08*	—
Class B
August 31, 2019	$9.93	.02	1.23	1.25	—	—	—	$11.18	12.59	$11	1.99	.24	—
August 31, 2018†	10.00	(.06)	.06	—[e]	—	(.07)	(.07)	9.93	.01*	10	1.89*	(.63)*	—
Class C
August 31, 2019	$9.93	.03	1.22	1.25	(.01)	—	(.01)	$11.17	12.60	$15	1.99	.24	—
August 31, 2018†	10.00	(.06)	.06	—[e]	—	(.07)	(.07)	9.93	.01*	13	1.89*	(.60)*	—
Class M
August 31, 2019	$9.96	.05	1.22	1.27	(.02)	—	(.02)	$11.21	12.79	$11	1.74	.49	—
August 31, 2018†	10.00	(.04)	.07	.03	—	(.07)	(.07)	9.96	.31*	10	1.65*	(.39)*	—
Class R
August 31, 2019	$9.98	.08	1.22	1.30	(.05)	—	(.05)	$11.23	13.09	$11	1.49	.74	—
August 31, 2018†	10.00	(.01)	.06	.05	—	(.07)	(.07)	9.98	.51*	10	1.42*	(.15)*	—
Class R6
August 31, 2019	$10.03	.12	1.22	1.34	(.09)	—	(.09)	$11.28	13.61	$6,197	1.00	1.22	—
August 31, 2018†	10.00	.04	.06	.10	—	(.07)	(.07)	10.03	1.01*	4,817	.95*	.43*	—
Class Y
August 31, 2019	$10.03	.13	1.21	1.34	(.09)	—	(.09)	$11.28	13.61	$21,989.99		1.24	—
August 31, 2018†	10.00	.03	.07	.10	—	(.07)	(.07)	10.03	1.01*	19,020	.94*	.32*	—

* Not annualized.

† For the period September 20, 2017 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2019	0.47%
August 31, 2018	1.27

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these consolidated financial statements.

28 PanAgora Risk Parity Fund	PanAgora Risk Parity Fund 29

Notes to consolidated financial statements 8/31/19

Within the following Notes to consolidated financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through August 31, 2019.

Putnam PanAgora Risk Parity Fund (the fund) is a non-diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return, which is composed of capital appreciation and income. The fund pursues an investment strategy designed to generate returns from investing in a combination of asset classes with diversified risk characteristics. The fund strategically allocates its investments among equities, fixed-income instruments and commodities in an effort to participate in periods of economic growth, preserve capital during periods of economic contraction, and preserve real rates of return during periods of heightened inflation.

In allocating the fund’s assets among the different asset classes, PanAgora Asset Management, Inc. (“PanAgora”), the subadviser to the fund, employs a proprietary “risk parity” approach, which relies on quantitative models and information and data inputs to those models to seek to diversify the fund’s portfolio risks across and within asset classes. When allocating investments across asset classes, the fund generally allocates a greater portion of its assets to asset classes PanAgora views as having lower risk, such as developed market bonds, than to asset classes PanAgora views as having higher risk, such as global equities. In its “neutral” position, the fund’s assets are generally strategically allocated among the different asset classes so that the anticipated contribution of each asset class to the overall risk of the fund will be approximately as follows: 40% from equity risk; 40% from fixed income risk; and 20% from inflation risk. However, PanAgora may seek different risk contributions from time to time, including in response to market conditions. When allocating investments within each asset class, PanAgora’s risk parity approach seeks to diversify the fund’s risk exposures across a variety of factors, including industry sectors, geographies, companies and commodity types.

The fund will gain exposure to different areas of risk either through direct investment or through derivative instruments, primarily including forwards, futures, and swaps, but which may also include, but are not limited to, options. The fund may invest without limit in equity securities, including, but not limited to, global developed markets large-cap equities, emerging markets equities, and U.S. small and mid-cap equities. The fund may additionally invest in fixed-income securities of any credit quality, duration or maturity (including, but not limited to, U.S. and non-U.S. sovereign bonds, global inflation-linked government bonds (including Treasury Inflation Protected Securities), and investment-grade corporate bonds), commodities (including through, but not limited to, commodity-linked notes and commodity-related derivative instruments (primarily commodity futures and swaps on commodity futures)), exchange-traded funds (“ETFs”), exchange-traded notes, and emerging markets and other currencies (including through cash bonds and currency forwards). These asset classes offer different return potential and exposure to different investment risks.

While the fund normally does not engage in borrowing, the fund typically uses derivatives to a significant extent and may take “short” derivatives positions.

A significant portion of the assets of the fund will be invested in short-term instruments, including cash and cash equivalents generally with one year or less term to maturity. These investments serve as collateral for the derivative positions the fund takes and also may earn income for the fund.

The fund is “non-diversified,” which means that it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

The fund may invest directly or indirectly through its wholly-owned and controlled subsidiary Putnam PanAgora Risk Parity, Ltd. (the “subsidiary”), which like the fund, is sub-advised by PanAgora. The fund may invest no more than 25% of its assets in the subsidiary. Generally, the subsidiary will invest primarily in commodity futures and swaps on commodity futures but it may also invest in other commodity-related instruments (such as financial futures, option and swap contracts) or other asset classes (including through derivatives). Unlike the fund, the subsidiary may invest without limitation in commodity-related instruments. Unless indicated otherwise, references to the fund’s investments, investment exposures or risks include its indirect investments, investment exposures and risks through the subsidiary.

30 PanAgora Risk Parity Fund

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R, which is not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its consolidated financial statements. The preparation of consolidated financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Consolidated statement of assets and liabilities date through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

PanAgora Risk Parity Fund 31

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to provide exposure to equity securities, fixed-income securities and commodities.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly

32 PanAgora Risk Parity Fund

or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s consolidated portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying consolidated financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

The fund’s investment in the subsidiary is expected to provide the fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The rules regarding the extent to which annual net income, if any, realized by the subsidiary and included in the fund’s annual income for U.S. federal income purposes will constitute “qualifying income” for purposes of the fund’s qualification as a regulated investment company under the Code are unclear and currently under consideration.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts and controlled foreign subsidiary income and gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting

PanAgora Risk Parity Fund 33

period, the fund reclassified $1,320,760 to increase undistributed net investment income, $490,206 to decrease paid-in capital and $830,554 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$793,592
Unrealized depreciation	(221,436)
Net unrealized appreciation	572,156
Undistributed ordinary income	1,505,648
Undistributed long-term gain	1,518,272
Undistributed short-term gain	1,124,589
Cost for federal income tax purposes	$36,483,482

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $84,133.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $334,057 have been fully amortized on a straight-line basis over a twelvemonth period as of September 20, 2018. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management for which PanAgora is acting as sub-adviser launched on or after the date of the fund’s management contract, as determined at the close of each business day during the month. Such annual rates may vary as follows:

0.750%	of the first $1 billion,	0.730%	of the next $2 billion and
0.740%	of the next $2 billion,	0.720%	of any excess thereafter

The subsidiary pays a monthly management fee to Putnam Management at the same rate as the Fund. For so long as the fund invests in the subsidiary, the management fee paid by the fund to Putnam Management is reduced by an amount equal to the management fee Putnam Management receives from the subsidiary under the management contract between Putnam Management and the subsidiary.

For the reporting period, the fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.749% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $151,424 as a result of this limit.

PanAgora, an affiliate of Putnam Management, is authorized by the Trustees to make investment decisions for the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PanAgora for its services at the following annual rates of the average net assets of the portion of the fund managed by PanAgora:

34 PanAgora Risk Parity Fund

0.350%	of the first $250 million,	0.330%	of the next $250 million and
0.340%	of the next $500 million,	0.300%	of any excess thereafter

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,734	Class R	4
Class B	4	Class R6	2,543
Class C	5	Class Y	7,389
Class M	4	Total	$12,683

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,436 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $24, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Consolidated statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Consolidated statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

PanAgora Risk Parity Fund 35

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$18,042
Class B	1.00%	1.00%	102
Class C	1.00%	1.00%	136
Class M	1.00%	0.75%	77
Class R	1.00%	0.50%	51
Total			$18,408

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1 and no monies from the sale of class A and class M shares, respectively, and received no monies in contingent deferred sales charges from redemptions of class B and class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, (Long-term)	$—	$—
U.S. government securities (Long-term)	—	—
Total	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

			FOR THE PERIOD ENDED 9/20/17
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	5,090	$55,720	7,264	$72,986
Shares issued in connection with
reinvestment of distributions	5,344	49,377	4,985	50,347
	10,434	105,097	12,249	123,333
Shares repurchased	(4,074)	(42,982)	(1,010)	(10,111)
Net increase	6,360	$62,115	11,239	$113,222

			FOR THE PERIOD ENDED 9/20/17
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	7	72
	—	—	7	72
Shares repurchased	—	—	—	—
Net increase	—	$—	7	$72

36 PanAgora Risk Parity Fund

			FOR THE PERIOD ENDED 9/20/17
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	—	$—	332	$3,300
Shares issued in connection with
reinvestment of distributions	1	12	7	72
	1	12	339	3,372
Shares repurchased	—*	(3)	—	—
Net increase	1	$9	339	$3,372

			FOR THE PERIOD ENDED 9/20/17
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	2	20	7	72
	2	20	7	72
Shares repurchased	—	—	—	—
Net increase	2	$20	7	$72

			FOR THE PERIOD ENDED 9/20/17
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	5	46	7	72
	5	46	7	72
Shares repurchased	—	—	—	—
Net increase	5	$46	7	$72

			FOR THE PERIOD ENDED 9/20/17
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	115,672	$1,218,198	503,376	$5,121,804
Shares issued in connection with
reinvestment of distributions	5,001	46,213	2,514	25,420
	120,673	1,264,411	505,890	5,147,224
Shares repurchased	(51,715)	(527,874)	(26,443)	(263,345)
Net increase	68,958	$736,537	479,447	$4,883,879

PanAgora Risk Parity Fund 37

			FOR THE PERIOD ENDED 9/20/17
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/19		TO 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	57,830	$621,032	1,886,486	$18,878,823
Shares issued in connection with
reinvestment of distributions	17,277	159,642	12,487	126,247
	75,107	780,674	1,898,973	19,005,070
Shares repurchased	(23,246)	(238,148)	(2,767)	(27,919)
Net increase	51,861	$542,526	1,896,206	$18,977,151

* Amount represents less than 1 share.

At the close of the reporting period, three shareholders of record owned 37.9%, 19.0% and 17.1%, respectively, of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	704,242	99.0%	$7,929,765
Class B	1,007	100.0	11,259
Class C	1,008	75.2	11,259
Class M	1,009	100.0	11,315
Class R	1,012	100.0	11,371

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on September 20, 2017. Prior to September 20, 2017, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

	Capital contribution	Shares issued
Class A	$6,940,000	694,000
Class B	$10,000	1,000
Class C	$10,000	1,000
Class M	$10,000	1,000
Class R	$10,000	1,000
Class R6	$10,000	1,000
Class Y	$10,000	1,000

Note 6: Basis of consolidation

The accompanying consolidated financial statements of the fund include the account of the subsidiary which primarily invests in commodity-related instruments and other derivatives. The fund may invest up to 25% of its total assets in the subsidiary. The fund’s Consolidated portfolio and Consolidated financial statements include the positions and accounts, respectively, of the subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the fund, except that the subsidiary may invest without limitation in commodity-related instruments. As of the reporting period, the fund’s investment in its subsidiary totaled $2,996,250, which represented 8.18% of the fund’s net assets.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or

38 PanAgora Risk Parity Fund

other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	1,000

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not	Consolidated		Consolidated
accounted for as	statement of		statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$90,096*	Unrealized depreciation	$219,777*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,177,474*	Unrealized depreciation	8,107*
Payables, Net assets —
Commodity contracts	Receivables	—	Unrealized depreciation	6,337*
Total		$1,267,570		$234,221

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s consolidated portfolio. Only initial and current day’s variation margin is reported within the Consolidated statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Consolidated statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$(370,887)	$(370,887)
Interest rate contracts	4,034,283	$4,034,283
Commodity contracts	(847,103)	$(847,103)
Total	$2,816,293	$2,816,293

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Equity contracts	$(250,703)	$(250,703)
Interest rate contracts	999,439	$999,439
Commodity contracts	327,376	$327,376
Total	$1,076,112	$1,076,112

PanAgora Risk Parity Fund 39

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Consolidated statement of assets and liabilities.

	BofA Securities, Inc.	Total
Assets:
Futures contracts	$1,036,128	$1,036,128
Total Assets	$1,036,128	$1,036,128
Liabilities:
Futures contracts	104	104
Total Liabilities	$104	$104
Total Financial and Derivative Net Assets	$1,036,024	$1,036,024
Total collateral received (pledged)†##	$(567,813)
Net amount	$1,603,837
Controlled collateral received (including TBA
commitments)**	$958,560	$958,560
Uncontrolled collateral received	$—	$—
Collateral (pledged) (including TBA commitments)**	$(1,526,373)	$(1,526,373)

** Included with Investments in securities and/or Deposits due to broker on the Consolidated statement of assets and liabilities. With respect to futures contracts, this amount represents collateral on initial and variation margin for outstanding contracts.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 PanAgora Risk Parity Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,670,099 as a capital gain dividend with respect to the taxable year ended August 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

PanAgora Risk Parity Fund 41

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

42 PanAgora Risk Parity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

PanAgora Risk Parity Fund 43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

44 PanAgora Risk Parity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
PanAgora Asset Management, Inc.	Paul L. Joskow	and Compliance Liaison
470 Atlantic Ave.	Robert E. Patterson
Boston, MA 02210	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered Public	Officer, and Chief Risk Officer	Principal Financial Officer,
Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam PanAgora Risk Parity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN802 318136 10/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In December 2018, the Code of Ethics of PanAgora Asset Management, Inc. was amended to require that PanAgora Asset Management, Inc. employees preclear personal trades in cryptocurrencies, other than Bitcoin. In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2019	$53,345	$ —	$8,370	$ —
August 31, 2018*	$46,427	$ —	$12,745	$39

*	For the period September 20, 2018 (commencement of operations) to August 31, 2018

For the fiscal years ended August 31, 2019 and August 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $555,354 and $537,185 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2019	$ —	$546,984	$ —	$ —
August 31, 2018*	$ —	$524,401	$ —	$ —

*	For the period September 20, 2018 (commencement of operations) to August 31, 2018

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith. In addition, the Code of Ethics of PanAgora Asset Management, Inc. is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 28, 2019